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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

                      February 25, 1999 (February 24, 1999)


                            MERITOR AUTOMOTIVE, INC.
             (Exact name of registrant as specified in its charter)


       Delaware                    1-13093                   38-3354643
(State or other                  (Commission                (IRS Employer
jurisdiction of                  File Number)            Identification No.)
incorporation)


2135 West Maple Road, Troy, Michigan                  48084-7186
(Address of principal executive offices)              (Zip code)



Registrant's telephone number, including area code:  (248) 435-1000




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                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 5.  Other Events.

         On February 24, 1999 the Registrant issued and sold $500 million aggregate principal amount of its 6.80% Notes due February 15, 2009 (the "Securities") in an underwritten public offering. Reference is made to the Registrant's Registration Statement on Form S-3 (Registration No. 333-49777) under the Securities Act of 1933, as amended, and the related Prospectus dated June 4, 1998, as supplemented by the Prospectus Supplement dated February 19, 1999, filed with the Securities and Exchange Commission. The Representative of the underwriters in respect of the offering was Morgan Stanley & Co. Incorporated. The Chase Manhattan Bank is the Trustee under the Indenture under which the Securities were issued. The Registrant intends to use the net proceeds of the offering to repay (1) approximately $300 million aggregate principal amount of borrowings under a bank credit agreement entered into in January 1999 to fund the recent acquisition of the Heavy Vehicle Braking Systems business of LucasVarity plc, (2) approximately $100 million aggregate principal amount of borrowings under the Registrant's bank revolving credit facility which were incurred primarily to fund payments to Rockwell International Corporation ("Rockwell") in connection with the spin-off of the Registrant by Rockwell and
(3) approximately $100 million of other indebtedness incurred for general corporate purposes. Pending application of the funds, the Registrant will use the net proceeds of the offering for short-term investments.

                                       2

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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.


         (c) Exhibits.

             1 Conformed copy of Underwriting Agreement dated February 19, 1999 between the Registrant and Morgan Stanley & Co. Incorporated, as Representative of the several underwriters named in Schedule B thereto.

             4-a Form of certificate for the Registrant's 6.80% Notes due February 15, 2009.

             4-b Copy of resolutions of the Offering Committee of the Board of Directors, adopted on February 19, 1999, with respect to the terms of the Registrant's 6.80% Notes due February 15, 2009 and approving the form of the Underwriting Agreement.

             4-c Indenture dated as of April 1, 1998 between the Registrant and The Chase Manhattan Bank, as Trustee, relating to the Securities, filed as Exhibit 4 to the Registrant's Registration Statement on Form S-3 (Registration No. 333-49777), is incorporated herein by reference.

                                       3

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                             MERITOR AUTOMOTIVE, INC.
                                                   (Registrant)

                                             By  /s/ Thomas J. Joyce
                                               ----------------------------
                                                    Thomas J. Joyce
                                               Vice President and Treasurer

Dated:  February 25, 1999


                                       4

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                                  EXHIBIT INDEX


                                                                  Sequentially
Exhibit                                                             Numbered
Number                             Description                        Page
------                             -----------                    ------------

  1 Conformed copy of Underwriting Agreement dated February 19, 1999 between the Registrant and Morgan Stanley & Co. Incorporated, as Representative of the several underwriters named in Schedule B thereto.

  4-a Form of certificate for the Registrant's 6.80% Notes due February 15, 2009.

  4-b Copy of resolutions of the Offering Committee of the Board of Directors, adopted on February 19, 1999, with respect to the terms of the Registrant's 6.80% Notes due February 15, 2009 and approving the form of the Underwriting Agreement.

  4-c Indenture dated as of April 1, 1998 between the Registrant and The Chase Manhattan Bank, as Trustee, relating to the Securities, filed as Exhibit 4 to the Registrant's Registration Statement on Form S-3 (Registration No. 333-49777), is incorporated herein by reference.